HealthTronics, Inc.

September 2009











HealthTronics®

Safe Harbor Statement

Statements by the Company's management made in this presentation that are not strictly historical, including statements regarding plans, objectives and future financial performance, are "forward-looking" statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although HealthTronics believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that the expectations will prove to be correct. Factors that could cause actual results to differ materially from HealthTronics' expectations include, among others, the existence of demand for and acceptance of HealthTronics' services; economic conditions; the impact of competition and pricing; the risk that the operations of Endocare, Inc. will not be successfully integrated; the risk that the Company's expected cost savings and other synergies from the acquisition of Endocare may not be fully realized, realized at all or take longer to realize than anticipated; the Company's inability to establish or maintain relationships with physicians and hospitals; the impact of healthcare regulatory developments and changes; the inability of healthcare providers to obtain reimbursement for use of the Company's current or future products; competition or technological change that impacts the market for the Company's products; and other factors described from time to time in HealthTronics' periodic filings with the Securities and Exchange Commission.

HealthTronics®

Use of Non-GAAP Financial Measures

This presentation includes financial measures for net income (loss), net income (loss) from continuing operations, and related per share amounts that exclude certain charges and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding certain charges, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results, to competitors' operating results, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance. The Company believes these non-GAAP financial measures are useful to decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this presentation to their most directly comparable GAAP financial measure as provided in reconciliations in prior press releases from the Company.

EBITDA and Adjusted EBITDA: HealthTronics has presented EBITDA and Adjusted EBITDA amounts, which are non-GAAP financial measures. In the SEC filings, HealthTronics has reconciled such amounts to their most directly comparable financial measure calculated in accordance with GAAP, which is HealthTronics' net income. HealthTronics believes that its presentations of EBITDA and Adjusted EBITDA are important supplemental measures of operating performance to its investors.

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is a commonly used measure of performance which HealthTronics believes, when considered with measures calculated in accordance with GAAP, gives investors a more complete understanding of HealthTronics' operating results before the impact of investing and financing transactions and income taxes. HealthTronics does not subtract income allocable to non-controlling interest when calculating EBITDA; however, HealthTronics does adjust for income allocable to non-controlling interest and refers to this measure as "Adjusted EBITDA." income allocable to non-controlling interest is a GAAP measure intended to reflect our partner's share of our consolidated net income and not our partner's share of our consolidated EBITDA. For example, calculation of income allocable to non-controlling interest does not include adjustments for depreciation, amortization, taxes or interest. As a result, our partners' share of consolidated EBITDA may not, in a given reporting period, equal the deduction for income allocable to non-controlling interest used in arriving at Adjusted EBITDA. HealthTronics has historically reported Adjusted EBITDA to its investors and believes that the continued inclusion of Adjusted EBITDA provides consistency in its financial reporting. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company performance. Adjusted EBITDA is also widely used by HealthTronics management in the annual budgeting process. HealthTronics believes these measures continue to be used by investors and creditors in their assessment of HealthTronics' operational performance and the valuation of the company.

EBITDA and Adjusted EBITDA are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA and Adjusted EBITDA should not be considered as an alternative to net income, operating income, a liquidity measure, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA and Adjusted EBITDA reflect additional ways of viewing HealthTronics' operations that HealthTronics believes, when viewed with its GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting HealthTronics' business than could be obtained absent this disclosure.

- Corporate Overview
- Business Segments and Markets
- Recent Acquisitions and Growth Platform
- Selected Financial Information

HealthTronics®

Corporate Overview

Business Segments and Markets

Growth Platform and Recent Acquisitions

Selected Financial Information

HealthTronics®

Corporate Overview

- Leading Provider of Urology Services in the U.S.
  - **Market leaders in Lithotripsy, BPH Laser and Cryosurgery**
  - **Goal to become urologic market leader in:**
    - **Anatomic Pathology**
    - **Radiation Therapy**
- Unique Business Relationship with Approximately One-Third of Urologists in the United States
- James Whittenburg, CEO
- NASDAQ: HTRN
- Based in Austin, Texas



Total Solution for Urology Marketplace



Legal & Contracting
Enabling Technologies
Billing & Collections
Tax & Accounting
Staffing & Certification
Service & Maintenance
Risk Mitigation
Compliance & Regulatory
Ops & Scheduling
Business Development
Diagnostics
BPH
Prostate Cancer
Kidney Stones
Improve patient care
Enhance practice economics

HealthTronics Competitive Position

Largest Urologist Network	• Relationships with one-third of all urologists in the nation • HealthTronics is a critical partner, co-investor, technology advisor and advocate • HealthTronics is viewed as the most influential national player in the Urology Services market • Comprehensive understanding of the local market • Critical ancillary income to urologists
Unique Channel	• Track record of deploying new technology on terms favorable to HealthTronics and its partners • Opportunity to quickly bring new technologies to market on a national scale with a minimum of SG&A expenditures • Partner of choice for manufacturers
Scaleable and National Platform	• Scaleable model that provides urologists turnkey support • Successful partnerships of various sizes from as few as two physicians up to as many as 200 • Significant de novo opportunities with very little cost
Experienced Management Team	• Track record of acquisitions and integration • Proven ability to execute on operating plan • Strong relationships with urologists

HealthTronics Value Proposition

HealthTronics

Urologists

- Shared financial, operational and obsolescence risk
- Turnkey platform of products and services
- Urologists can focus on patient care while maximizing ancillary revenue
- Access to the latest technologies
- Predictable cash flows
- Operations management
- 24/7 equipment maintenance
- Robust database of procedure activity and outcomes
- Regulatory compliance management

Improves Practice Economics

Enhances Patient Care

Patients

- Access to quality healthcare
- Comprehensive treatment options
- Access to latest technologies
- Consistent quality of care
- Enhanced continuity of care

HealthTronics' Breadth

Lithotripsy
- Extracorporeal Shock Wave Lithotripsy
- Deployed in partnership with invested Urologists
- Mobile

Prostate Therapies
- BPH Laser
- Cryoablation
- Deployed in partnership with invested Urologists
- Mobile

Radiation Therapy
- Cancer centers with IGRT deployed within large practices

Anatomic Pathology
- ClariPath Labs
- Uropath (acq. 2008)
- Full offering of revenue sharing opportunities for Urologists

Devices, Maintenance and Consumables
- Both inside and outside of our service network
- RevoLix and Cryocare
- Equipment from all litho manufacturers





RevoLix


HealthTronics

Corporate Overview

Business Segments and Markets

Growth Platform and Recent Acquisitions

Selected Financial Information

Lithotripsy and Prostate Therapies


TOTALCARE

- Provided on a mobile basis
- 90 Partnerships in over 40 States
  - 130+ Lithotripters
  - 55+ BPH Lasers
  - 25+ Cryo Units
- 70,000+ Lithotripsy and Prostate Procedures Performed Annually
- Treating at 500+ Hospitals and Surgery Centers
- Trusted Advisor to Urologist Partners
- Turn Key Operations
  - Legal, Billing, Contracting, Scheduling, Accounting, Equipment Maintenance, Staffing, Tax, Regulatory, etc.
- Unique Access to Technology

Equity-Based Partnership Model

HealthTronics employs a successful lithotripsy partnership model

- On average, 80%/20% physician/HealthTronics equity split in its partnerships
- HealthTronics shares in the initial capital investment
- Partnership profits distributed to equity holders based on % ownership in the partnership, not procedure volume
- Allows physicians to maximize ancillary revenue generation with less risk
- Enhances patient care by providing access to the latest treatment options
- Urologists choose HealthTronics as their trusted partner


HealthTronics
Doctor(s)
20% Equity Investment
20% Share of Income +
80% Equity Investment
80% Share of Income
LLP
Service
Service Fees
Hospital / Amb. Surgery Ctr.

Geographic Mix

HealthTronics partnerships have a truly national presence with strong regional presence in all the major markets throughout the United States

Partnership Distribution


4
1
1
1
1
2
1
3
3
1
2
2
3
2
2
2
4
1
1
1
2
6
4
2
3
5
2
1
1
3
6
8
3
4

Revenue by Region (% of Total Revenue)


West
17%
South
41%
Midwest
18%
Northeast
24%

Kidney Stone and BPH Market Data

Target Indication

- **Kidney Stones**
  - Stones are hard masses that form anywhere in the urinary tract and may cause pain, bleeding, obstruction of urine flow or infection
  - The process of stone formation is called renal lithiasis, nephrolithiasis or urolithiasis
  - When stones block the urinary tract for a long time they produce excessive pressure that can distend the kidney and eventually damage it
- **Benign Prostate Hyperplasia**
  - BPH is a non-cancerous enlargement of the prostate gland
  - Affects millions of men, and often causes problems with urination, including urinary obstruction or retention of urine
  - Drugs are used to relieve the common urinary symptoms associated with BPH
  - If drug therapy does not provide adequate symptom relief, surgery may be needed

Market

- **Extracorporeal Shock Wave Lithotripsy Services**
  - Extracorporeal shockwave lithotripsy is a noninvasive method of breaking up kidney stones in which high intensity sound waves are generated externally and then focused on the stone inside the kidney or ureter
  - >$600 million market
  - >387,000 procedures growing 2% annually
  - Drivers:
    - Increased demand for non-invasive procedures
    - Aging population
    - Obesity rates
- **Laser Treatment for Benign Prostatic Hyperplasia**
  - Laser surgery includes the use of a laser fiber to vaporize the obstructing enlarged prostate tissue
  - Affects 50% of men over age 60
  - >$650 million market growing 10 -12% annually
  - Drivers:
    - Aging male population
    - Increased demand for laser therapies due to rapid symptom relief, safety and reduced recuperation time
    - Increase in outpatient procedures

HealthTronics®

Prostate Cancer Market Data

Target Indication

- **Prostate Cancer**
  - Malignant growth of cells in prostate gland
  - Second most common cancer in the U.S.
  - 40 million American men
  - >230,000 new cases per year
- **Market Drivers**
  - Aging male population
  - Improved early diagnosis
  - Increase in public awareness

Projected U.S. Male Population Growth



'03 – '20 Growth = 13.8%
(In millions)
180
160
140
120
100
145
152
158
165
2005
2010
2015
2020

Market

- **Cryoablation**
  - Killing of cancer cells by freezing the prostate
  - Over 15,000 procedures in the U.S. in 2008
  - Demand for focal therapy vs. total ablation
- **Image Guided – Intensity Modulated Radiation Therapy**
  - External beam radiation destroys cancerous cells by directing high-energy x-rays at them
  - Over 145,000 U.S. prostate cancer patients treated using radiation in 2008.
  - Expected CAGR of 9.0% through 2012
  - Growing trend of practice consolidation among urologists

HealthTronics®

TotalRad Value Proposition

Regulatory and Consolidation Expertise	• Goal: Shorten the time to treatment of first patient • Urologists maintain focus on providing care to patients while minimizing (or eliminating) the out-of-pocket expense related to regulatory and consolidation concerns • HealthTronics professional team leads navigation through complex regulatory and tax environment with assistance from industry leading regulatory counsel • HealthTronics functions as independent party with experience in crafting fair model of practice consolidation to promote practice stability and longevity • Ensures that IGRT activities are compliant with current and anticipated regulatory constraints
Project Management	• Minimizes fatiguing aspects associated with pre-opening tasks such as facilities development, construction oversight, physic equipment acceptance, commissioning, administrative, regulatory and operational start-up costs • Maximizes efficiencies to improve urologist return on IGRT investment • HealthTronics funds project management costs, reducing physician risk
Technology Package	• By providing the necessary treatment technology, HealthTronics reduces urologist overall investment and risk in IGRT venture by up to 70% • Urologist investment limited to working capital and real estate (a less-risky investment) • Reduces technology risks related to regulatory changes, volume fluctuations and technology obsolescence • Bundled "per fraction" fee paid to HealthTronics upon treatment of patients; aligns interest of HealthTronics and urologists
Ongoing Support	• Reduces coding, billing and collection risk associated with complex IM-IGRT treatment • Leverage HealthTronics core competencies associated with ongoing management • Cost included in bundled fee

HealthTronics®

Anatomic Pathology

Market Overview

- The diagnosis of cancer and other diseases through the examination of tissues (biopsies) and cells (cytology)
- Requires the services of a pathologist to make a diagnosis.
- U.S. anatomic pathology market totaled approximately $12.2 billion in 2007
- Expected CAGR of nine percent through 2011.
- Drivers include aging population, increased risk of cancer and medical advancements allowing for earlier diagnosis and treatment of disease.
- The anatomic pathology market remains highly fragmented. The top 10 national companies hold only a 23% share of the total market, with independent labs, pathology groups and hospital groups owning the bulk of the reaming share.

Urology Specific Market

- HealthTronics is positioned to pursue the Non-Hospital prostate and bladder cancer screening segment that is typically diagnosed by urologists.
- This market segment totaled over $1.8 billion in 2007.
- Independent labs in this space averaged 12.2% revenue growth in 2007.

ClariPath LABORATORIES



ClariPath Laboratories

- Started providing services in January 2006.
- Grew revenue by 49.6% in 2008.
- Historically has provided services as a service without employing any revenue sharing models with the Urologists.
- Cutting edge, highly automated laboratory in Augusta, GA
- Rapid results reporting, the day after sample receipt
- Digital lab results available on the web
- Accurate, complete and easy-to-read reports
- Proprietary, bar-coded, one-label biopsy kit to help eliminate error.

Uropath Acquisition

- Acquired in July 2008.
- Historically operated as a urologist owned co-op with "condo" labs.
- Processed over 400,000 specimens annually for more than 50 urology practices.
- Ancillary income opportunity for physicians is aligned with HealthTronics core business.
- Primary locations in Philadelphia and San Antonio
- Legislation effective in 2008 threatened the condo lab arrangement.

Data from Laboratory Economics U.S. Anatomic Pathology Market Forecast, 2009

Devices, Maintenance and Consumables

- **Conduit for New Technologies**
- **Products**
  - Endocare Cryocare® CS for Cryoablation
    - Fully integrated planning, placement and treatment system
  - RevoLix Laser for BPH
    - A continuous wave laser that interacts ideally with prostate tissue allowing precise vaporization, cutting and coagulation of the obstructing tissue
  - Consumables
    - Electrodes, coils and fibers



- **Services**
  - Equipment service and maintenance
    - Over 280 lithotripters under maintenance, both within and outside of HealthTronics partnerships

Corporate Overview

Business Segments and Markets

Growth Platform and Recent Acquisitions

Selected Financial Information

Diversification of Revenue

2007 — **2008** — **2009**

- July 2006 – Specialty Vehicles Divested, Debt paid down
- 2007 – ClariPath Labs First Full Year in Operation
- 2007 – After Several Years in Decline, Lithotripsy Business is Stabilized
- April 2008 – AMPI Acquired, HTRN Becomes largest provider of Cryo services
- Aug. 2008 – UroPath Acquired, Increased Commitment to Pathology Services Market
- Oct. 2008 – Ocean Acquisition, Entry into IGRT
- June 2009 – Second IGRT Center Opens Doors
- July 2009 – Endocare Acquired

Historical Revenue Contribution

2007 - $143.7m Total Rev.


Devices, Maintenance and Consumables 9%
IGRT 0%
Prostate Therapies 12%
Other 4%
Lab 2%
Lithotripsy 73%

2008 - $165.9m Total Rev.


Devices, Maintenance and Consumables 8%
IGRT 1%
Prostate Therapies 20%
Other 4%
Lab 4%
Lithotripsy 64%

2009 – YTD 6/30 - $87.8m Total Rev.


Devices, Maintenance and Consumables 7%
IGRT 3%
Prostate Therapies 21%
Other 4%
Lab 6%
Lithotripsy 60%

*Excludes TUMT Discontinued Operations

2008 Acquisitions

AMPI

- Closed April 2008 for cash and stock totaling approximately $15 million
- Leading provider of cryosurgery in the U.S.
- AMPI is the GP or managing member in 25 physician partnerships servicing 46 states
- Over 500 physician partners and users
- Administrative synergies
- Increase footprint for RevoLix, IGRT, LithoPotential regulatory changes
- Favorable valuation/accretive even in absence of synergies
- Potential for vertical integration with device manufacturer (Endocare)







Uropath

- Closed in July 2008 for $7.5 million.
- Historically operated as a urologist owned co-op with "condo" labs.
- Processed over 400,000 specimens annually for more than 50 urology practices.
- Ancillary income opportunity for physicians is aligned with HealthTronics core business.
- Primary locations in Philadelphia and San Antonio
- Legislation effective in 2008 threatened the condo lab arrangement.

Ocean Radiation Therapy

- Acquired in October 2008 for $35 million in cash.
- Located in Daytona Beach, Florida.
- Provides management and technical services to Atlantic Urological Associates' (AUA's) IGRT cancer treatment center.
- AUA is a nationally recognized, influential urology practice
- More than 250 prostate cancer patients treated annually
- Has helped fuel momentum in de novo IGRT development efforts.

Endocare Acquisition

endocare

Deal Overview

- Deal closed July 27th , Endocare now wholly owned by HealthTronics.
- Total enterprise value of approximately $20 million in stock, cash and assumed debt.
- HealthTronics accounted for 40% of Endocare revenue following the 2008 AMPI acquisition.
- Vertical acquisition that allows HealthTronics to capture margin associated with the cryo consumable, much like we do with Lithotripsy and BPH Laser.
- Increases national footprint of physicians relationships.





Integrated Vision

- Significant synergies from redundant infrastructure (public company costs, IT, HR, Accounting, Marketing, etc.).
- Consolidating manufacturing operations into Austin location.
- Integrating existing HealthTronics sales personnel with Endocare sales personnel to form integrated team trained in all modalities and offerings.
- Improved opportunity to market cryo within existing physician network.

Expected Financial Impact

- Neutral to slightly negative impact during the third quarter of 2009
- Positive EBITDA contribution of approximately $1.0 to $1.5 million in the fourth quarter of 2009, as we continue our integration efforts.
- Positive annualized Adjusted EBITDA contribution from Endocare of between $6.0 - $7.0 million by the end of the first quarter of 2010, with the possibility of additional synergies beyond the first quarter.

HealthTronics®

Significant Growth Opportunities

Radiation Oncology (IGRT)

- Have built infrastructure and acquired talent with development and ops expertise
- Leveraging Ocean acquisition as center of excellence
- Continued buzz and trend of consolidation in urology marketplace

Products Used by Partnerships

- Devices, consumables and maintenance for HealthTronics partnerships
- Much easier sell to our partners than products used in-office
- Product service and maintenance provides recurring revenue

Anatomic Pathology

- Looking to acquire additional talent and infrastructure
- $1.8 billion non-hospital prostate market
- Uropath acquisition has provided significant momentum.
- Significant value added by HTRN network of physicians.

Core Markets

- De novo development in Litho, BPH laser and Cryo
- Selective acquisition of competitors
- Cost and Top-line synergies for layering on laser, IGRT and other services
- Increases relative market share and competitive position

Tangential Urology Services

- Search for the next technology that:
  - Improves patient care
  - Enhances practice economics
- Leverage HealthTronics network to deploy i.e. RevoLix laser

Specialties Outside of Urology

- Leverage corporate structure including billing, accounting, HR, tax, executive team, etc. to enter other specialties
- Could be partnerships or fee for service business model

Products Used In-Office

- Biopsy, imaging, incontinence, PSA testing, urodynamics, pharmaceuticals, etc.

Corporate Overview

Business Segments and Markets

Growth Platform and Recent Acquisitions

Selected Financial Information

Selected Financial Information

	Six Months 6/30/2009	Six Months 6/30/2008	Annual 2008	Annual 2007	Annual 2006
	($ in thousands)	($ in thousands)	($ in thousands)	($ in thousands)	($ in thousands)
Revenue	87,768	76,534	165,942	140,418	142,891
Revenue Growth	14.7%	12.0%	18.20%	-1.7%	-6.2%
Adjusted EBITDA (1)	11,020	9,982	22,004	17,310	17,868
EBITDA Growth	10.4%	28.7%	27.10%	-3.1%	-40.5%

(1) Adjusted EBITDA excludes minority interest in net income, non-cash stock-based compensation expense, goodwill impairment charges, and certain restructuring costs

Selected Financial Information

Reconciliation of Adjusted EBITDA

	Six Months Ended June 30, 2009	Six Months Ended June 30, 2008	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Income from Continuing Operations	$ 719	$ 1,162	$ (128,693)	$ (14,485)	$ (16,446)
Add Back (deduct):					
Provision for income taxes	619	841	(11,516)	(2,854)	(4,563)
Interest expense	588	409	1,077	829	1,146
Depreciation and amortization	6,876	5,697	12,363	11,107	11,275
Restructuring costs	709	(36)	1,892	803	4,234
Impairment of goodwill	-	-	144,000	20,800	20,600
Stock based compensation costs	1,509	1,909	2,881	1,110	1,622
Adjusted EBITDA	$ 11,020	$ 9,982	$ 22,004	$ 17,310	$ 17,868

Selected Financial Information

	6/30/2009 ($ in thousands)		12/31/2008 ($ in thousands)
Total Current Assets	$54,044	*	$ 63,689
Total Debt	$ 40,410		$ 46,387

*Delta is due to $9.4 million in distributions paid to noncontrolling interest in first two weeks of January 2009.

As of 6/30/2009	Actual	Required
Interest Coverage Ratio	15.43 to 1.00	3.00 to 1.00
Total Leverage Ratio	1.91 to 1.00	2.50 to 1.00

HealthTronics, Inc.

End of Slides




